UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 20, 2016
PERFORMANCE SPORTS GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05                          Costs Associated with Exit or Disposal Activities
On July 21, 2016 Performance Sports Group Ltd (the “Company”), announced that it intends to consolidate all of its baseball/softball operations under the existing Easton Baseball/Softball infrastructure. As a result, over the course of the next several months, the Company will reduce the product offerings under its COMBAT brand and close COMBAT facilities in Ottawa, Ontario and Kent, Washington. The Company will continue to sell and market the current COMBAT MAXUM line of bats, but will immediately cease sales of all other COMBAT bats and product categories.  Management of the Company committed to the consolidation on July 20, 2016. As a result of this action, the employment of 85 employees will be terminated between July and October 2016. The Company is consolidating operations to streamline its baseball/softball business under a single infrastructure with the intention of better focusing its efforts on creating the most innovative products and better serving its customers, while maximizing financial results.  With the closure of the two COMBAT facilities, the Company’s entire baseball/softball business will be located at Easton Baseball/Softball’s new facility in Thousand Oaks, California, which is currently scheduled to open in September. All baseball/softball products are expected to be shipped out of Easton Baseball/Softball’s distribution facility located in Salt Lake City.
The Company currently expects to incur estimated pre-tax expenses of approximately $13.2 million in connection with the consolidation of its baseball/softball operations as described above.  The expenses and charges include the following major components: (i) approximately $9.9 million of expenses for write offs of existing COMBAT inventory estimated to be non-saleable and accounts receivable estimated to be non-collectible as a result of the consolidation, (ii) approximately $2.1 million of expenses related to the closing of the COMBAT facilities in Ottawa, Ontario and Kent, Washington, and (iii) approximately $1.2 million of employee related costs (including severance).  The Company currently estimates approximately $4.7 million of these expenses will consist of cash expenditures.  The Company further currently expects that the expenses and charges related to the consolidation of its baseball/softball operations will be largely completed by the end of the Company’s second quarter of fiscal 2017.  The Company’s fiscal year end is May 31.
This current report (the “Report”) on Form 8-k contains forward-looking statements within the meaning of applicable securities laws including with respect to, among other things, the Company’s intention to consolidate all baseball/softball operations under the existing Easton Baseball/Softball infrastructure and the expectation that all baseball/softball products will be shipped out of Easton Baseball/Softball’s distribution facility located in Salt Lake City, anticipated timing of the closure of the COMBAT  facilities in Ottawa, Ontario and Kent, Washington, which is presently expected to take place over the course of the next several months, , the anticipated timing for the opening of Easton Baseball/Softball’s new facility in Thousand Oaks, California, the Company’s expectations with respect to estimated pre-tax expenses of approximately $13.2 million, which the Company presently expects to incur in connection with the consolidation of its baseball/softball operations, including approximately $9.9 million of expenses for write offs of existing COMBAT inventory, approximately $2.1 million of expenses related to the closing of the COMBAT facilities, and approximately $1.2 million of employee related costs (including severance), the Company’s estimate that approximately $4.7 million of the expenses will consist of cash expenditures, and the Company’s expectation that the expenses and charges related to the consolidation of its baseball/softball operations will be largely completed by the end of the Company’s second quarter of fiscal 2017. The words “may,” “will,” “would,” “should,” “could,” “expects,” “plans,”

“intends,” “trends,” “indications,” “anticipates,” “believes,” “estimates,” “predicts,” “likely” or “potential” or the negative or other variations of these words or other comparable words or phrases, are intended to identify forward-looking statements.

Forward-looking statements, by their nature, are based on assumptions, which, although considered reasonable by the Company at the time of preparation, may prove to be incorrect, and are subject to important risks and uncertainties. Many factors could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the following factors: inability to maintain and enhance brands, inability to introduce new and innovative products, intense competition in the sporting equipment and apparel industries, inability to own, enforce, defend and protect intellectual property rights worldwide, costs associated with potential lawsuits to enforce, defend or protect intellectual property rights, inability to protect the Company’s brands and rights to use such brands, infringement of intellectual property rights of others, inability to translate booking orders into realized sales, including risks associated with changes in the mix or timing of orders placed by customers, seasonal fluctuations in the Company’s operating results and the trading price of the Company’s common shares, decrease in popularity of ice hockey, baseball and softball, roller hockey or lacrosse, reduced popularity of the National Hockey League, Major League Baseball or other professional or amateur leagues in sports in which the Company’s products are used, adverse publicity in respect of athletes who use the Company’s products or the sports in which the Company’s products are used, inability to ensure that third-party suppliers will meet quality and regulatory standards, reliance on third-party suppliers and manufacturers, disruption of distribution systems, loss of significant customers or suppliers, loss of key customers’ business due to customer consolidation, losses resulting from customer insolvency events, changes in the sales mix towards larger customers, cost of raw materials, shipping costs and other cost pressures, risks associated with doing business abroad, inability to expand into international market segments, inability to accurately forecast demand for products, inventory shrinkage, excess inventory due to inaccurate demand forecasts, product liability, warranty and recall claims, inability to successfully design products that satisfy testing protocols and standards established by testing and athletic governing bodies, inability to obtain and maintain necessary approvals in respect of products that may be considered medical devices, inability to successfully open and operate Own The Moment Hockey Experience retail stores, inability to successfully implement the Company’s strategic initiatives on anticipated timelines, including the Company’s profitability improvement initiative, risks associated with the Company’s third-party suppliers and manufacturers failing to manufacture products that comply with all applicable laws and regulations, inability to source merchandise profitably in the event new trade restrictions are imposed or existing trade restrictions become more burdensome, departure of senior executives or other key personnel with specialized market knowledge and technical skills, litigation, including certain class action lawsuits, employment or union-related disputes, disruption of information technology systems, including damage from computer viruses, unauthorized access, cyberattack and other security vulnerabilities, potential environmental liabilities, restrictive covenants in the Company’s credit facilities, increasing levels of indebtedness, inability to generate sufficient cash to fund operations or service the Company’s indebtedness, failure to make, integrate, and maintain new acquisitions, inability to realize growth opportunities or cost synergies that are anticipated to result from new acquisitions such as (i) the acquisition of exclusive and perpetual licensing rights in technology assets from Q30 Sports, LLC, (ii) the purchase of a non-controlling interest in Q30 Sports Science, LLC, and (iii) Easton Hockey, undisclosed liabilities acquired pursuant to recent acquisitions, volatility in the market price for the

Company’s common shares, possibility that the Company will need additional capital in the future, incurrence of additional expenses as a result of the loss of the Company’s foreign private issuer status, assertion that the acquisition of the Bauer Hockey business at the time of the Canadian initial public offering of Common Shares completed on March 10, 2011 was an inversion transaction, the Company’s current intention not to pay cash dividends, dependence on the performance of subsidiaries given the Company’s status as a holding company, potential inability of investors to enforce judgments against the Company and its directors, fluctuations in the value of certain foreign currencies, including the Canadian dollar, in relation to the U.S. dollar, and other world currencies, general adverse economic and market conditions, changes in government regulations, including tax laws and unanticipated tax liabilities and natural disasters and geo-political events, as well as the factors identified in the “Risk Factors” sections of the Company’s annual report on Form 10-K and quarterly report on Form 10-Q dated April 14, 2016, which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.performancesportsgroup.com.

Furthermore, unless otherwise stated, the forward-looking statements contained in this Report are made as of the date of this Report, and the Company does not intend and undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01                          Financial Statements and Exhibits

(d)            Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 21, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 21, 2016

PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 21, 2016